Restructuring and Asset Impairment	12 Months Ended
Dec. 31, 2025
Restructuring and Asset Impairment
Restructuring and Asset Impairment

14. Restructuring and Asset Impairment

On March 19, 2024, the Board approved a restructuring plan and prioritization (the “2024 Restructuring”) of its clinical portfolio to focus on what the Company believed to be its highest-value opportunities in NC410 (ovarian and colorectal cancer) and LNCB74 (B7-H4 ADC). In addition to prioritizing these programs, the Company paused its internal manufacturing operations and reduced its workforce by approximately 37%.

Employees affected by the reduction in force under the 2024 Restructuring were entitled to receive severance payments and Company-funded medical insurance for a specified time. During the three months ended March 31, 2024, the Company recognized $0.8 million for employees who had no requirements for future service upon approval of the 2024 Restructuring. This $0.8 million was paid out in full during the three months ended June 30, 2024, and there is no remaining liability as of December 31, 2025.

The Company also completed an evaluation of the impact of the 2024 Restructuring on the carrying value of its long-lived assets. Our evaluation determined that indicators of impairment were present within right of use assets and property and equipment. Where impairment indicators existed, the Company evaluated the identified asset group and separately compared the estimated undiscounted cash flow for each asset group to the net book value of the related long-term asset. Based on this evaluation, the Company determined an impairment was present and then calculated the amount of the impairment by developing a fair value estimate of the asset group that was compared to the carrying value.

The Company recorded $1.8 million of impairment charges related to a facility operating lease asset and accelerated depreciation on manufacturing equipment for the three months ended March 31, 2024. No additional impairment charges were recorded through December 31, 2025.

Assumptions used in this analysis included current real estate trends, length of time to enter into a sublease and the discount rate used to develop the present value estimate. Other assumptions included an estimate of the salvage value for manufacturing equipment that is no longer in use. These assumptions are considered nonrecurring Level 3 estimates.